UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2012

Ormat Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32347	No. 88-0326081
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6225 Neil Road, Reno, Nevada		89511-1136
(Address of Principal Executive Offices)		(Zip Code)

(775) 356-9029

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01	Regulation FD Disclosure.

Signatures

Exhibit Index

Exhibit 99.1	North Brawley Power Plant Asset Impairment Analysis, dated March 2012, prepared by Giza Singer Even.

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.01.	Regulation FD Disclosure.

On March 16, 2012, Ormat Industries Ltd., the parent company of Ormat Technologies, Inc. (the “Company”), filed a report with the Tel Aviv Stock Exchange relating to asset impairment analysis under International Accounting Standard No. 36 prepared for the parent concerning our North Brawley plant. A copy of the report is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

The information contained in, or incorporated into, this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	North Brawley Power Plant Asset Impairment Analysis, dated March 2012, prepared by Giza Singer Even.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORMAT TECHNOLOGIES, INC.

By:	/s/ Yehudit Bronicki
	Name:	Yehudit Bronicki
	Title:	Chief Executive Officer

Date: March 16, 2012

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	North Brawley Power Plant Asset Impairment Analysis, dated March 2012, prepared by Giza Singer Even.

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